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                                                ACTIVE LINK COMMUNICATIONS, INC.
                                                                     FORM 10-KSB
                                                                EXHIBIT 10 (P.3)

                                PLEDGE AGREEMENT

      This PLEDGE AGREEMENT, dated as of June 20, 2003, between ACTIVE LINK COMMUNICATIONS, INC., a Colorado corporation ("Pledgor"), INTEGRATED MOBILE SOLUTIONS, LLC ("Secured Party").

                                    RECITALS

      A. Secured Party anticipates making a loan (the "Loan") to Pledgor.

      B. Pursuant to the terms of the Loan, Secured Party will lend to Pledgor the aggregate principal amount of Three Hundred Thousand Dollars ($300,000) to be evidenced by the Pledgor's Promissory Note of even date herewith (the "Note").

      C. Pledgor is the owner of the shares (collectively, the "Shares") of all of the capital of the Subsidiary described on Schedule A, and Pledgor has agreed to pledge and assign to Secured Party a security interest in the Shares to secure payment of the Loan of Pledgor under the Notes.

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants, the parties agree as follows:

      1. Pledge of Shares. Pledgor hereby pledges and assigns to the Secured Party the Shares for the purpose of securing the full and prompt payment, when due, by Pledgor of the Loan.

      2. Delivery of Shares. Upon execution of this Pledge, Pledgor shall deliver to Agent all the certificates representing the Shares, together with duly executed stock powers, in blank. Agent shall hold all such certificates and stock powers subject to the terms of this Pledge Agreement.

      3. Voting of Shares and Receipt of Dividends. Pledgor shall have the right to vote the Shares, except as provided herein and in the Notes, upon the occurrence of an event of default under the terms of the Notes.

      4. Representations and Warranties. Pledgor hereby warrants, represents and covenants as follows:

            a. Pledgor owns the Shares, free from any adverse claims and Liens, except as provided for herein;


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            b. Pledgor will notify Secured Party of, and will defend the Shares against, all claims and demands of all persons at any time claiming the Shares or any interest therein;

            c. Pledgor will pay all taxes and assessments upon the Shares prior to the date of delinquency for payment of such taxes and assessments;

            d. Pledgor has the full power, authority and capacity to grant the security interest hereunder;

            e. Pledgor shall cause Subsidiary not to issue any additional shares of its capital stock to any person.

            f. Until the Loan is paid in full, Pledgor shall cause Subsidiary not to sell, transfer or assign all or any part of its assets to a third party without the prior written consent of Secured Party, except in the ordinary course of business.

      5. Return of Security. When the Loan has been paid in full, Agent shall promptly deliver the certificates representing the Shares then held by it and all related stock powers to Pledgor.

      6. Occurrence of Event of Default. If an event of default, Agent or Secured Party shall have the right to exercise any rights and remedies provided in the Notes, as Secured Party or Agent, in its or their sole discretion, may deem necessary or appropriate. Secured Party or Agent shall further have the right to exercise any remedies afforded a secured party under the Uniform Commercial Code of Illinois or any other applicable law with respect to the Shares.

      7. Duration of Pledge. This Pledge shall be terminated upon the earlier of: (i) foreclosure by Secured Party of the security interest granted hereunder upon the occurrence of an event of default, or (ii) return of the Shares to Pledgor upon payment of the Loan.

      8. Miscellaneous.

            a. Governing Law. This Pledge shall be governed by and construed and enforced in accordance with the substantive laws of the State of Illinois, without regard to the conflicts of laws provisions thereof, and the applicable laws of the United States. Venue and jurisdiction shall be in the state or federal courts in Cook County, Illinois.

            b. Binding Effect. All of the terms, covenants, representations, warranties and conditions herein shall be binding upon, and inure to the benefit of, and be enforceable by the parties and their respective successors and assignees.

            c. Waiver. This Pledge may not be amended, modified, superseded or canceled, nor may any of the terms, covenants, representations, warranties or conditions hereof be waived, except by a written instrument executed by the party against whom such amendment, modification, supersedure, cancellation or waiver is charged. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any


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      party of any condition, or of any breach of any term, covenant, representation or warranty contained herein, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of any breach of any other term, covenant, representation or warranty.

            d. Attorneys' Fees. If any party brings an action in connection with the performance, breach or interpretation of this Pledge, or in any action related to the transaction contemplated hereby, the prevailing party in such action shall be entitled to recover from the losing party in such action all reasonable costs and expenses of such litigation, including attorneys' fees, court costs, costs of investigation, accounting and other costs reasonably incurred or related to such litigation.

            e. Severability. If any provision hereof is determined to be illegal or unenforceable, such determination shall not affect the validity or enforceability of the remaining provisions hereof, all of which shall remain in full force and effect.

            f. Further Documents. Each party covenants and agrees that, from time to time, after the date hereof, at the reasonable request of any other party, and without further consideration, such party will execute and deliver such other documents and take such other action reasonably required to carry out, in all respects, the transactions contemplated and intended by this Pledge.

            g. Notices. Any notices or other communications required or permitted to be given by this Agreement or any other documents and instruments referred to herein must be (i) given in writing and personally delivered or sent by overnight service, such as FedEx, or (ii) made by telex or facsimile transmission delivered or transmitted to the party to whom such notice or communication is directed, with confirmation thereupon given in writing and personally delivered or mailed by prepaid certified or registered mail.

            If to Pledgor:

            Active Link Communications, Inc.
            1840 Centre Point Circle
            Naperville, IL  60563
            Attn:  President
            Telephone:   (630) 955-9755
            Facsimile:   (630) 955-9756

            with a copy to:

            David Drennen, Esq.
            Neuman & Drennen LLC
            4643 South Ulster Street
            Suite 800
            Denver, Colorado 80012
            Telephone:   (303) 221-4700
            Facsimile:   (303) 226-4499


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            If to Secured Party:

            Integrated Mobile Solutions
            1840 Centre Point Circle
            Naperville, IL  60563
            Telephone:   (630) 863-5561
            Facsimile:   (630) 955-9756

            with a copy to:

            Myles L. Tobin
            Fletcher & Sippel LLC
            29 N. Wacker Drive
            Suite 920
            Chicago, IL  60606-2875
            Telephone:   (312) 252-1502
            Facsimile:   (312) 252-2400

      Any notice delivered personally in the manner provided herein will be deemed given to the party to whom it is directed upon the party's (or its agent's) actual receipt. Any notice addressed and mailed in the manner provided herein will be deemed given to the party to whom it is addressed at the close of business, local time of the recipient, on the fourth business day after the day it is placed in the mail, or, if earlier, the time of actual receipt.

            h. Parties in Interest. Nothing in this Pledge, whether express or implied, is intended to confer any rights or remedies under or by reason of this Pledge on any persons other than the parties and their respective successors and assigns, nor is anything in this Pledge intended to relieve or discharge the obligation or liability of any third persons to any party to this Pledge, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Pledge.

            i. Defined Terms. All capitalized terms, unless otherwise specified, have the same meanings assigned to them in the Loan Agreement and Notes.


    [The remainder of this page is intentionally left blank; signature page follows.]


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      IN WITNESS WHEREOF, this Pledge Agreement is executed as of the date first above written.

                                       PLEDGOR:

                                       ACTIVE LINK COMMUNICATIONS, INC.


                                       By:
                                            ------------------------------------

                                       Name:    William D. Kelly

                                       Title:   Vice President and Chief
                                                Financial Officer

                                       SECURED PARTY:

                                       INTEGRATED MOBILE SOLUTIONS, LLC

                                       By:
                                            ------------------------------------
                                       Name:    James Miloch
                                       Title:   Manager


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                                   SCHEDULE A

    SUBSIDIARIES                                   NO. OF SHARES
    ------------                                   -------------
Mobility Concepts, Inc.                              [__440__]